Accounts receivable	12 Months Ended
Dec. 31, 2011
Accounts receivable

3. Accounts receivable

Approximately 16% and 15% of the accounts receivable balances as of December 31, 2011 and 2010, respectively, were more than six months old, and there were no significant balances over one year old. Approximately 2% of the Company’s accounts receivable as of December 31, 2011 and 2010, related to amounts due from patients. Accounts receivable are principally from Medicare and Medicaid programs and commercial insurance plans.

Accounts receivable are reduced by an allowance for doubtful accounts. In evaluating the ultimate collectability of the Company’s accounts receivable, the Company analyzes its historical cash collection experience and trends for each of its government payors and commercial payors to estimate the adequacy of the allowance for doubtful accounts and the amount of the provision for uncollectible accounts. Management regularly updates its analysis based upon the most recent information available to it to determine its current provision for uncollectible accounts and the adequacy of its allowance for doubtful accounts. For receivables associated with services provided to patients covered by government payors, like Medicare, the Company receives 80% of the payment directly from Medicare as established under the government’s bundled payment system and determines an appropriate allowance for doubtful accounts and provision for uncollectible accounts on the remaining balance due depending upon the Company’s estimate of the amounts ultimately collectible from other secondary coverage sources or from the patients. For receivables associated with services to patients covered by commercial payors that are either based upon contractual terms or for non-contracted health plan coverage, the Company provides an allowance for doubtful accounts and a provision for uncollectible accounts based upon its historical collection experience, potential inefficiencies in its billing processes and for which collectability is determined to be unlikely. Less than 1% of the Company’s accounts receivable are associated with patient pay and it is the Company’s policy to reserve 100% of these outstanding accounts receivable balances when the amounts due are outstanding for more than four months.

During the year ended December 31, 2011, the Company’s allowance for doubtful accounts increased by approximately $14,714. This was primarily as a result of an increase in the provision for uncollectible accounts due to an increase in the Company’s historical write-offs and an increase in accounts receivable resulting from acquisitions of dialysis centers. There were no unusual transactions impacting the allowance for doubtful accounts.